UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2023

METAWORKS PLATFORMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Oakland Hills Court, Fairfield, CA 94534

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Nil	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of June 27, 2023, our 2017 equity incentive plan was amended to increase the number of shares of our common stock available for the grant of stock options from 13,300,000 to 28,300,000.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 27, 2023, we held our annual meeting of stockholders. At the meeting, our stockholders:

1.	elected Cameron Chell, James P. Geiskopf, Edmund C. Moy and Shelly Murphy as the directors of our company;

2.	ratified the appointment of Integritat Audit, Accounting & Advisory, LLC as our independent registered public accounting firm; and

3.	approved an amendment of our 2017 equity incentive plan to increase the number of shares of common stock available for the grant of stock options from 13,300,000 to 28,300,000.

The final voting results for each of the proposals submitted to a vote of our stockholders are set forth below. There were 98,690,066 shares issued and outstanding on the record date for the meeting.

Proposal 1. Election of directors:

	For	Against	Abstain	Broker Non-Votes
Cameron Chell	24,174,076	634,264	65,417	6,881,372
James P. Geiskopf	24,146,233	663,859	63,665	6,881,372
Edmund C. Moy	24,143,834	664,480	65,443	6,881,372
Shelly Murphy	24,153,541	657,830	62,386	6,881,372

Proposal 2. To ratify the appointment of Integritat Audit, Accounting & Advisory, LLC as our independent registered public accounting firm:

For	Against	Abstain	Broker Non-Votes
31,428,324	169,905	156,900	0

Proposal 3. To approve an amendment of our 2017 equity incentive plan to increase the number of shares of common stock available for the grant of stock options from 13,300,000 to 28,300,000:

For	Against	Abstain	Broker Non-Votes
23,552,879	1,204,175	116,703	6,881,372

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Amended Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAWORKS PLATFORMS, INC.

/s/ Scott Gallagher
Scott Gallagher
President

June 30, 2023